UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                          -----------------------

                                 FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                          -----------------------

                              January 3, 2002
                               Date of Report


                          MARATHON OIL CORPORATION
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



           Delaware                           1-5153                       25-0996816
     --------------------           -------------------------        ---------------------
State or Other Jurisdiction of        Commission File Number              IRS Employer
        Incorporation                                                Identification Number



                5555 San Felipe Road, Houston, TX 77056-2723
              -----------------------------------------------
                  (Address of Principal Executive Offices)


                               (713) 629-6600
                       ------------------------------
            (Registrant's telephone number, including area code)


                              USX CORPORATION
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) On January 3, 2002, Marathon Oil Corporation, formerly known as USX Corporation (the "Company"), filed a current report on Form 8-K to report the completion of the separation of its steel and energy businesses pursuant to the Agreement and Plan of Reorganization, dated as of July 31, 2001, by and between the Company and United States Steel LLC (the "Plan of Reorganization"). Pursuant to Item 7 of Form 8-K, the Company indicated that it would file the unaudited pro forma financial information required to be filed under Item 7 of Form 8-K by amendment. This amendment is being filed to provide the required financial information.

         (c) Not applicable.


             UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                        FOR MARATHON OIL CORPORATION


     The following unaudited pro forma condensed financial statements give effect to the separation and significant transactions related to the separation of USX Corporation (renamed Marathon Oil Corporation) into two separate companies, Marathon Oil Corporation and United States Steel Corporation (the "Separation"). Pro forma adjustments have been made to reflect the presentation of the businesses of United States Steel Corporation as discontinued operations, the effects of the redemptions/conversion of preferred securities, costs directly attributable to the Separation, and the separation of the businesses of United States Steel Corporation through a tax-free distribution of United States Steel Corporation shares to the holders of USX--U. S. Steel Group shares.

      The following unaudited pro forma condensed balance sheet as of September 30, 2001 gives effect to the Separation and significant transactions related to the Separation, as if such transactions had been consummated as of September 30, 2001.

     The following unaudited pro forma condensed statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 give effect to the Separation and significant transactions related to the Separation as if such transactions were consummated at the beginning of the periods presented. The unaudited pro forma condensed statements of operations of Marathon Oil Corporation for the years ended December 31, 1999 and 1998 reflect the businesses of United States Steel Corporation as discontinued operations but do not give effect to any adjustments associated with the Separation.

     No pro forma adjustments were made for changes in the future level of corporate administrative costs to be incurred by Marathon Oil Corporation as compared with the historical level of such costs allocated to the Marathon Group. These costs are expected to continue at approximately the same level as previously allocated, except for insurance costs, which are estimated to increase by $5 million annually.

     Nonrecurring costs directly attributable to the Separation, including the costs to complete the Separation and the loss on Separation, have not been reflected in the unaudited pro forma condensed statements of operations. Pro forma adjustments have been made to remove the effects of the nonrecurring costs directly attributable to the Separation that were incurred and recorded in the historical accounts of Marathon Oil Corporation during the nine months ended September 30, 2001. However, pro forma adjustments have been made to reflect all nonrecurring costs directly attributable to the Separation in the unaudited pro forma condensed balance sheet.

     The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. The unaudited pro forma condensed financial statements do not necessarily represent Marathon Oil Corporation's financial position or results of operations had the Separation and significant transactions related to the Separation occurred at such dates or project Marathon Oil Corporation's financial position or results of operations for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed financial statements have been made. The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of USX, including the notes thereto, included in USX's Form 10-K, as amended, for the year ended Decmber 31, 2000 and the Form 10-Q for the quarterly period ended September 30, 2001, which were filed with the SEC, and which are hereby incorporated in this document by reference.



                           MARATHON OIL CORPORATION
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              September 30, 2001
                              Dollars in millions

                                                                Marathon
                                                                   Oil
                                                               Corporation
                                                                Pro Forma                               Separation of
                                   Marathon                      Before       Redemptions/                 United       Marathon
                                      Oil       Discontinued   Separation     Conversion                  States          Oil
                                  Corporation    Operations    Related        of Preferred   Separation    Steel       Corporation
                                  Historical     Adjustments   Adjustments    Securities    Adjustments  Corporation   Pro Forma
                                 ------------   ------------   -----------    ------------  -----------  -----------   -----------

ASSETS

Current assets:
   Cash                            $    987     $  (475) (A)   $    512     $             $    394 (D)   $      -      $    906
   Receivable from United
     States Steel Corporation            -                                                      21 (E)                       21
   Other current assets               6,432      (2,526) (A)      4,285                          -                        4,285
                                                    379  (B)
   Net Investment in
     Discontinued Operations                       1,829 (A)      1,829       (139)(C)          46 (F)      (2,661)(L)        -
                                                                                                25 (G)
                                                                                               900 (H)
Receivable from United
  States Steel Corporation               -                           -                         550 (E)                      550
Property, plant and equipment        12,471      (3,089) (A)      9,382                        (20)(F)                    9,362
Prepaid pensions                      2,963      (2,740) (A)        223                                                     223
Other assets                          1,824        (507) (A)      1,439         (3)(C)         (85)(F)                    1,351
                                                    122  (B)
                                 ------------   ------------   --------     ----------    -------------  -----------   ---------
Total assets                       $ 24,677     $(7,007)       $ 17,670     $ (142)       $  1,831       $  (2,661)    $ 16,698
                                 ------------   ------------   --------     ---------     -------------  -----------   ---------

LIABILITIES AND EQUITY

Current liabilities:
   Notes payable and long-term
     debt due within one year      $    227     $  (136) (A)   $     91     $    -        $    133 (I)    $     -      $    224
   Preferred securities payable           -                                    296 (C)                                      296
   Payable to United States
     Steel Corporation                    -         379  (B)        379                       (379)(J)                       20
                                                                                                20 (G)
   Other current liabilities          4,592      (1,329) (A)      3,263                         (5)(G)                    3,275
                                                                                                15 (K)
                                                                                                 2 (F)
Long-term debt                        4,140      (2,622) (A)      1,518       (108)(C)       2,157 (I)                    3,567
Payable to United
  States Steel Corporation                -          43  (B)         43                                                      43
Other long-term liabilities           5,451      (3,172) (A)      2,358                        (61)(F)                    2,305
                                                     79  (B)                                     8 (G)
 Mandatorily redeemable
   convertible preferred securities
   of a subsidiary trust                183        (183) (A)          -                                                       -
Preferred stock of subsidiary           250         (66) (A)        184       (184)(C)                                        -
Minority interest in Marathon
   Ashland Petroleum LLC              2,029                       2,029                                                   2,029
Equity:
   Preferred stock                        2                           2         (2)(C)                                        -
   Common stock and additional
     paid-in capital                  5,078                       5,078       (144)(C)                    (1,247)(L)      3,687
   Retained earnings and
     accumulated other
      comprehensive income            2,826                       2,826                        (59)(G)     (1,414)(L)     1,353
   Other                               (101)                       (101)                                                   (101)

                                 ------------   ------------   ---------    ----------    -------------  -----------  -----------
Total liabilities and equity       $ 24,677     $(7,007)       $ 17,670     $ (142)       $  1,831        $(2,661)     $ 16,698
                                 ------------   ------------   ---------    ----------    -------------  -----------  -----------


           See Notes to Unaudited Pro Forma Condensed Balance Sheet




                          MARATHON OIL CORPORATION
            NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


(A) Reflects the reclassification of the historical assets and liabilities of the businesses comprising United States Steel Corporation to discontinued operations.

(B) Reflects the establishment of payables to United States Steel Corporation previously eliminated in consolidation related to income taxes under the tax allocation policy of Marathon Oil Corporation and certain balances related to employee benefit plans.

(C) Reflects the effects of the redemption/conversion of the following preferred securities in connection with the Separation:

     o 8.75% Cumulative Monthly Income Preferred Shares, Series A (MIPS(R)), of USX Capital LLC.

     o 6.75% Convertible Quarterly Income Preferred Securities (QUIPSSM) of USX Capital Trust I, a wholly owned subsidiary of Marathon Oil Corporation.

     o 6.50% Cumulative Convertible Preferred Stock ("6.50% Preferred Stock") of Marathon Oil Corporation converted to a right to receive, in cash, $50.00 per share.

     The decrease in the net investment in discontinued operations reflects the impact on the equity of the businesses comprising United States Steel Corporation associated with the redemptions/conversion of the portions of the preferred securities historically attributed to United States Steel Corporation as follows:

                                                                     Dollars
                                                                   in millions

       Conversion of 6.50% Preferred Stock                            $ 121
       Excess of redemption value over carrying value of QUIPS           14
       Deferred financing costs related to the Quips                      4
                                                                      -------
       Decrease in investment in discontinued operations              $ 139
                                                                      =======

     The decrease in other assets reflects the removal of the deferred financing costs associated with the MIPS that were historically attributed to the Marathon Group.

     The increase in preferred securities payable reflects the redemption value of the QUIPS of $185 million and the consideration to be paid for the conversion of 6.50% Preferred Stock of $110 million outstanding that were converted at Separation.

     The net decrease in long-term debt reflects the effects of the following:

                                                                     Dollars
                                                                   in millions
                                                                   -----------

       Debt incurred by Marathon Oil Corporation to redeem the         $ 223
          outstanding MIPS
       Advance from United States Steel Corporation to convert
          the 6.50% Preferred Stock and redeem the QUIPS
          historically attributed to United States Steel Corporation    (282)

       Preferred Securities refinanced by United States Steel
          Corporation with debt that will remain with United
          States Steel Corporation                                       (49)
                                                                      -------
       Net decrease in long-term debt                                 $ (108)
                                                                      =======

     The decrease in preferred stock of a subsidiary represents the redemption of the MIPS historically attributed to the Marathon Group.

     The decrease in equity reflects the conversion of the 6.50% Preferred Stock, the excess redemption value over net book value of the QUIPS, and deferred financing costs associated with the MIPS and QUIPS as follows:

                                                                      Dollars
                                                                    in millions
                                                                    -----------
       Conversion of 6.50% Preferred Stock                              $ 121
       Excess of redemption value over carrying value of QUIPS             14
       Deferred financing costs related to the QUIPS and MIPS              11
                                                                        -----
       Decrease in equity                                               $ 146
                                                                        =====

(D) Reflects the cash historically attributed to United States Steel Corporation that will be included in the accounts of Marathon Oil Corporation. Also see Note (I).

(E) Reflects the establishment of receivables from United States Steel Corporation for certain debt and capital lease obligations for which Marathon Oil Corporation remains obligated but United States Steel Corporation assumes responsibility for repayment in accordance with the Financial Matters Agreement between Marathon Oil Corporation and United States Steel Corporation. Also see Note (I).

(F) Reflects the assignment of certain Marathon Oil Corporation corporate assets and liabilities to United States Steel Corporation in accordance with the Plan of Reorganization as follows:


                                                                    Dollars in millions
                                                             -------------------------------------
                                                Property,
                                                Plant and   Other       Current      Other
                                                Equipment   Assets    Liabilities  Liabilities   Total

      Property, plant and equipment.......      $ (20)       $  --       $ --        $ --         $  (20)
      Assets and liabilities associated
         with employee benefits...........         --           (6)        (2)        (68)           (76)
      Reclassification of intercompany
         balances.........................         --          (79)        --          79             --
      Income tax assets and liabilities,
         including the tax effect of
         above adjustments................         --           --         --          50             50
                                                ------       ------      ------      -----        -------
      Net effect on net investment in
         discontinued operations..........      $ (20)       $ (85)      $  (2)      $ 61         $  (46)
                                                ======       ======      ======      ======       =======


(G) Reflects the effects of additional costs directly related to the Separation that were incurred after September 30, 2001. In addition, a $20 million payable to United States Steel Corporation has been recorded which reflects the establishment of the cash settlement amount between Marathon Oil Corporation and United States Steel Corporation as defined in the Agreement and Plan of Reorganization, which is to be paid 35 days after Separation. Also see Note (I).

(H) Reflects the $900 million value transfer with United States Steel Corporation in accordance with the Plan of Reorganization, pursuant to which a portion of Marathon Oil Corporation indebtedness will be repaid or retired and United States Steel Corporation will incur indebtedness and agree to repay a portion of the indebtedness and other obligations of Marathon Oil Corporation historically attributed to the businesses comprising United States Steel Corporation, such that the amount of indebtedness and other obligations for which United States Steel Corporation is responsible following the Separation is $900 million less than the net amounts attributed to United States Steel Corporation immediately prior to the Separation. Also see Note
     (I).

(I) Reflects a net increase in debt related to Separation adjustments of $2,290 million (the sum of an increase in notes payable and long-term debt due within one year of $133 million and an increase in long-term debt of $2,157 million) as shown in the table below which reconciles Marathon Oil Corporation historical debt to the ending pro forma balance of Marathon Oil Corporation debt.


                                                                                                  Dollars in
                                                                                                   millions
                                                                                                  -----------
       Total Marathon Oil Corporation historical debt                                              $  4,367
       Less debt attributed to discontinued operations                                                2,758
                                                                                                   ________
       Debt of Marathon Oil Corporation before separation adjustments and                             1,609
          redemptions/conversion of preferred securities
       Net decrease in debt associated with the redemptions of preferred
          securities (See Note C)                                                                      (108)
       Net Increase in debt related to Separation adjustments
          Debt to fund the $900 million Value Transfer with United States Steel
              Corporation in accordance with the Plan of Reorganization (See Note H)     900
          Debt and capital lease obligations assumed by United
              States Steel Corporation, reflected as both an
              asset and liability by Marathon Oil Corporation (See Note E)               571
          Debt associated with invested cash historically attributed to
              United States Steel Corporation that will be included in
              the accounts of Marathon Oil Corporation (See Note D)                      394
          Debt to fund preliminary tax settlement with United States
              Steel Corporation (See Note J)                                             379
          Debt to fund costs to complete the Separation (See Note G)                      61
          Net reduction in debt due to accrued interest historically
              attributed to United States Steel Corporation (See Note K)                 (15)
                                                                                       ------
                Net increase in debt related to Separation Adjustments                                2,290
                                                                                                   --------
       Pro forma balance of Marathon Oil Corporation debt                                          $  3,791
                                                                                                   ========


(J) Reflects the preliminary tax settlement with United States Steel Corporation, which occurred immediately prior to Separation in accordance with the Tax Sharing Agreement between Marathon Oil Corporation and United States Steel Corporation. Also see Note (I).

(K) Reflects accrued interest on debt and other obligations historically attributed to United States Steel that will be the responsibility of Marathon Oil Corporation after the Separation. Also see Note (I).

(L) Reflects the effects of the tax-free distribution of United States Steel Corporation shares to the holders of USX--U. S. Steel Group shares and the removal of the net investment in discontinued operations. Because the net investment in discontinued operations exceeded the fair value, as measured by the aggregate market value of the USX--U. S. Steel Group shares at September 30, 2001, a nonrecurring non-cash charge would have been recognized as follows:


                                                                                         Dollars
                                                                                       in millions
                                                                                       -----------

       Market value of the USX--U. S Steel Group Shares (89,196,212
         shares of stock issued and outstanding at $13.98 per share)...............     $ 1,247
       Less net investment in discontinued operations..............................       2,661
                                                                                        --------
      Loss on separation...........................................................     $(1,414)
                                                                                        ========

                           MARATHON OIL CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     Nine Months Ended September 30, 2001
                Dollars in millions (except per share amounts)

                                                                                        Marathon       Redemptions/
                                                                                    Oil Corporation    Conversions
                                                                                         Before        of Preferred      Marathon
                                                      Marathon       Discontinued      Separation      Securities and      Oil
                                                    Oil Corporation   Operations         Related        Separation     Corporation
                                                     Historical       Adjustments     Adjustments      Adjustments      Pro Forma
                                                    --------------  -------------    ---------------  --------------  ------------

Revenues and other income                           $ 31,176      $ (4,961) (A)       $ 26,247                         $ 26,247
                                                                        32  (B)
Costs and expenses:
    Costs of revenues (excludes items shown below)    23,108        (4,658) (A)         18,482                           18,482
                                                                        32  (B)
    Selling, general and administrative expenses         516           (19) (A)            514       $ (17) (F)             497
                                                                        17  (C)
    Depreciation, depletion and amortization           1,157          (246) (A)            911                              911
    Taxes other than income taxes                      3,732          (191) (A)          3,541                            3,541
    Exploration expenses                                  69             -                  69                               69
                                                    --------------  ------------      --------------   ---------       ----------
         Total costs and expenses                     28,582        (5,065)             23,517         (17)              23,500
                                                    --------------  ------------      --------------   ---------       ----------
Income from operations                                 2,594           136               2,730          17                2,747
Net interest and other financial costs                   183           (74) (A)            133          88  (G)             221
                                                                        24  (D)
Minority interest in Marathon Ashland Petroleum LLC      650             -                 650                              650
                                                    --------------  ------------      --------------   ---------       ----------
Income before income taxes                             1,761           186               1,947         (71)               1,876
Provision for income taxes                               522           183  (A)            690         (26) (H)             664
                                                                       (15) (E)
                                                    --------------  ------------      --------------   ---------       ----------
Income from continuing operations                      1,239            18               1,257         (45)               1,212
Discontinued operations:
    Results of operations, net of tax                                  (18) (A)            (18)         18  (I)               -
                                                    --------------  ------------      --------------   ---------       ----------
Income before cumulative effect of change in
    accounting principle                               1,239             -               1,239         (27)               1,212
Cumulative effect of change in accounting principle       (8)            -                  (8)                              (8)
                                                    --------------  ------------      --------------   ---------       ------------
Net income                                           $ 1,231           $ -             $ 1,231       $ (27)             $ 1,204
                                                    ==============  ============      ==============   =========       ============

Applicable to Marathon Stock: (J)
Income before cumulative effect
    of change in accounting principle                $ 1,283
    Per share - basic                                   4.16
              - diluted                                 4.15
Cumulative effect of change in accounting principle  $    (8)
    Per share - basic and diluted                      (0.03)
Net income                                           $ 1,275
    Per share - basic                                   4.13
              - diluted                                 4.12

Applicable to Steel Stock: (J)
Net income                                           $ (50)
    Per share - basic                                  (0.56)
              - diluted                                (0.57)

Applicable to Marathon Oil Corporation Stock: (J)
Income before cumulative effect
    of change in accounting principle                                                                                   $ 1,212
    Per share - basic                                                                                                      3.93
              - diluted                                                                                                    3.92
Cumulative effect of change in accounting principle                                                                        $ (8)
    Per share - basic and diluted                                                                                         (0.03)
Net income                                                                                                              $ 1,204
    Per share - basic                                                                                                      3.90
              - diluted                                                                                                    3.89

         See Notes to Unaudited Pro Forma Condensed Statements of Operations

                          MARATHON OIL CORPORATION
       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        Year Ended December 31, 2000
               Dollars in millions (except per share amounts)



                                                                              Marathon        Redemptions/
                                                                            Oil Corporation   Conversions
                                                                               Before         of Preferred
                                           Marathon        Discontinued      Separation      Securities and        Marathon
                                         Oil Corporation    Operations        Related          Separation       Oil Corporation
                                          Historical        Adjustments      Adjustments       Adjustments         Pro Forma
                                         ---------------   ------------   ---------------   -----------------   ---------------

Revenues and other income...............  $ 39,914        $ (6,132) (A)      $ 33,859                             $ 33,859
                                                                77  (B)
Costs and expenses:
  Costs of revenues (excludes items
    shown below).......................     31,056          (5,656) (A)        25,477                               25,477
                                                                77  (B)
  Selling, general and administrative
    expenses...........................        402             223  (A)           643                                  643
                                                                18  (C)
  Depreciation, depletion and
    amortization.......................      1,605            (360) (A)         1,245                                1,245
  Taxes other than income taxes........      4,861            (235) (A)         4,626                                4,626
  Exploration expenses.................        238               -                238                                  238
                                          --------         --------           -------           --------          --------
    Total costs and expenses..........      38,162          (5,933)            32,229               -               32,229
                                          --------         --------           -------           --------          --------

Income from operations................       1,752            (122)             1,630               -                1,630
Net interest and other financial
  costs..............................          341            (105) (A)           236              69 (G)              305
Minority interest in Marathon
  Ashland Petroleum LLC..............          498               -                498                                  498
                                         ---------         --------           -------           -----             --------
Income before income taxes..........           913             (17)               896             (69)                 827
Provision for income taxes..........           502             (20) (A)           476             (25) (H)             451
                                                                (6) (E)
                                         ---------         --------           -------           ------            ---------
Income from continuing operations....          411               9                420             (44)                 376
Discontinued operations:
  Results of operations, net of tax.....                        (9) (A)            (9)              9  (I)               -
                                         ---------         --------           --------          ------            --------
Net income.............................     $  411         $     -            $   411           $ (35)            $    376
                                         =========         ========           ========          ======            ========

Applicable to Marathon Stock: (J)
Net income...........................       $  432
      Per share - basic and diluted...         1.39

Applicable to Steel Stock: (J)
Net income (loss).....................      $  (29)
      Per share - basic and diluted.....     (0.33)

Applicable to Marathon Oil Corporation
  Stock: (J)
Net income...........................                                                                             $    376
  of Per share - basic and diluted....                                                                                 1.21


                             See Notes to Unaudited Pro Forma Condensed Statements of Operations



                                                   MARATHON OIL CORPORATION
                                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                 Year ended December 31, 1999
                                                     Dollars in millions


                                                                         Marathon            Discontinued          Marathon
                                                                      Oil Corporation         Operations        Oil Corporation
                                                                        Historical            Adjustments          Pro forma
                                                                    ------------------       ------------       ---------------

Revenues and other income                                           $   29,119              $  (5,470) (A)       $ 23,707
                                                                                                   58  (B)
Costs and expenses:
       Costs of revenues (excludes items shown below).......            21,679                 (5,084) (A)         16,653
                                                                                                   58  (B)
       Selling, general and administrative expenses.........               203                    283  (A)            498
                                                                                                   12  (C)
       Depreciation, depletion and amortization.............             1,254                   (304) (A)            950
       Taxes other than income taxes........................             4,433                   (215) (A)          4,218
       Exploration expenses.................................               238                                        238
       Inventory market valuation credits...................              (551)                                      (551)
                                                                    ------------            ----------           --------
            Total costs and expenses........................            27,256                 (5,250)             22,006
                                                                     -----------            ----------           --------
Income from operations                                                   1,863                   (162)              1,701
Net interest and other financial costs                                     362                    (74) (A)            288
Minority interest in Marathon Ashland Petroleum LLC                        447                                        447
                                                                     ----------             -----------          --------
Income before income taxes                                               1,054                    (88)                966
Provision for income taxes                                                 349                    (25) (A)            320
                                                                                                   (4) (E)
                                                                     ---------              ----------           --------
Income from continuing operations                                          705                    (59)                646
Discontinued operations:
       Results of operations for the Steel Group, net of tax                                       59  (A)             59
Extraordinary loss                                                           7                                          7
                                                                     ---------              ---------            ---------
Net income                                                           $     698              $       -            $    698
                                                                     =========              =========            =========



                             See Notes to Unaudited Pro Forma Condensed Statements of Operations

                           MARATHON OIL CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         Year ended December 31, 1998
                              Dollars in millions



                                                       Marathon           Discontinued                Marathon
                                                   Oil Corporation         Operations              Oil Corporation
                                                      Historical          Adjustments                 Pro forma
                                                   -----------------   ------------------------   ------------------

Revenues and other income                             $   28,077          $    (6,477)(A)             $   21,623


                                                                                   23 (B)
Costs and expenses:
      Costs of revenues (excludes
        items shown below)
                                                          20,211               (5,604)(A)                 14,630

                                                                                   23 (B)
      Selling, general and
        administrative expenses
                                                             304                  201 (A)                    514

                                                                                    9 (C)
      Depreciation, depletion and amortization
                                                           1,224                 (283)(A)                    941
      Taxes other than income taxes
                                                           4,241                 (212)(A)                  4,029
      Exploration expenses
                                                             313                                             313
      Inventory market valuation credits
                                                             267                                             267
                                                -----------------   -------------------        ------------------
           Total costs and expenses
                                                          26,560               (5,866)                    20,694
                                                -----------------   -------------------        ------------------
Income from operations...................                  1,517                 (588)                       929
Net interest and other financial costs...                    279                  (42)(A)                    237

Minority interest in Marathon
  Ashland Petroleum LLC                                      249                                             249
                                                -----------------   -------------------        ------------------
Income before income taxes                                   989                 (546)                       443
Provision for income taxes                                   315                 (173)(A)                    139

                                                                                   (3)(E)
                                                -----------------   -------------------        ------------------
Income from continuing operations                            674                 (370)                       304
                                                -----------------   -------------------        ------------------
Discontinued operations:
      Results of operations for
      the Steel Group, net of tax                                                 370                        370

                                                -----------------   -------------------        ------------------

Net income                                        $          674             $     -                 $       674
                                                =================   ===================        ==================






        See Notes to Unaudited Pro Forma Condensed Statements of Operations



                          MARATHON OIL CORPORATION
      NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS


(A) Reflects the reclassification of revenues and expenses of the businesses comprising United States Steel Corporation to discontinued operations.

(B) Reflects the establishment of revenues and the related cost of revenues for intercompany sales previously eliminated in consolidation.

(C) Reflects the reversal of general corporate overhead expenses allocated to United States Steel Corporation that are not permitted to be reflected in discontinued operations.

(D) Reflects the reversal of a portion of the interest expense allocated to United States Steel Corporation that is not permitted to be reflected in discontinued operations. The only period in which allocated interest exceeded the permitted amount was the nine months ended September 30, 2001.

(E)  Reflects the income tax effects of adjustments (C) and (D).

(F) Reflects the removal of nonrecurring costs directly attributable to the Separation that were incurred during the nine months ended September 30, 2001, that were included in the historical accounts of Marathon Oil Corporation. There were no costs related to the Separation incurred prior to the nine months ended September 30, 2001.

(G) Reflects an increase in net interest and other financial costs, primarily due to the increase in the amount of indebtedness of Marathon Oil Corporation following the Separation. The increase primarily reflects the $900 million value transfer with United States Steel Corporation and incremental interest effects associated with the redemptions/conversion of the preferred securities. Pro forma interest costs have been calculated based on average levels of pro forma debt for the nine months ended September 30, 2001, and the year ended December 31, 2000. Pro forma debt reflects the redemptions/conversion of the preferred securities and repayment of the Marathon Oil Corporation receivables facility with proceeds from new financings obtained by United States Steel Corporation and drawings on the Marathon Oil Corporation revolving credit facility. For the majority of the year 2000, the amount of debt that would have remained with Marathon Oil Corporation was less than the net debt levels attributed to the Marathon Group, after adjusting for the $900 million value transfer. As a result, average pro forma debt for 2000 reflects drawings on the Marathon Oil Corporation revolving credit facility to fund the redemptions/conversion of the preferred securities and to repay the receivables facility.

     The assumed interest rate for new financings was 5% in 2001 and 7% in 2000, which was based on the average borrowing rates on the revolving credit facility. A 1/8 percentage point change in the assumed financing rate would have changed annualized interest expense by less than $1 million.

(H)  Reflects the income tax effects of adjustment (F) and (G).

(I) Reflects the elimination of discontinued operations as a result of the Separation. Also includes amounts related to general corporate overhead expenses and interest expense allocated to United States Steel Corporation but were not classified as discontinued operations.

(J) Weighted average shares of common stock outstanding were 309,056,000 (basic) and 309,452,000 (diluted) for USX--Marathon Group and, on a pro forma basis, Marathon Oil Corporation for the nine months ended September 30, 2001. Weighted average shares of common stock outstanding were 311,531,000 (basic) and 311,761,000 (diluted) for USX--Marathon Group, and on a pro forma basis, Marathon Oil Corporation for the year ended December 31, 2000. Weighted average shares of common stock outstanding (basic and diluted) for the USX--U.
     S. Steel Group were 89,003,000 for the nine months ended September 30, 2001, and 88,613,000 for the year ended December 31, 2000. Preferred stock dividends of $6 million and $8 million reduced net income applicable to USX--U. S. Steel Group shares for the nine months ended September 30, 2001, and for the year ended December 31, 2000, respectively.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 15, 2002                    MARATHON OIL CORPORATION


                                            By: /s/ A. G. Adkins
                                                -----------------------------
                                                A. G. Adkins
                                                Vice President--Accounting
                                                and Controller